Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Katy Industries, Inc. (the "Company") for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Michael Jacobi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ C. Michael Jacobi
---------------------
C. Michael Jacobi
Chief Executive Officer
May 9, 2005

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Katy Industries, Inc. and will be retained by Katy Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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